SUPPLEMENT TO THE PROSPECTUS OF

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

DATED AS OF JULY 10, 2020

On April 30, 2020, the Board of Directors of Mutual of America Institutional Funds, Inc. (“Institutional Funds”) approved the reorganization of each of the funds listed in the chart below into a corresponding fund of Mutual of America Investment Corporation (“Investment Corporation”), an affiliated investment company. The Investment Corporation Funds are managed by Mutual of America Capital Management LLC (the “Adviser”), the same Adviser of the Institutional Funds, and each Investment Corporation Fund has the identical investment objective and investment strategy to that of each of the corresponding Institutional Funds. The reorganization is expected to close on or about October 16, 2020 (the “Closing Date”), and does not require shareholder approval.

Mutual of America Institutional Funds	Mutual of America Investment Corporation Funds
Institutional Funds Equity Index Fund	Investment Corporation Equity Index Fund
Institutional Funds All America Fund	Investment Corporation All America Fund
Institutional Funds Small Cap Value Fund	Investment Corporation Small Cap Value Fund
Institutional Funds Small Cap Growth Fund	Investment Corporation Small Cap Growth Fund
Institutional Funds Mid-Cap Equity Index Fund	Investment Corporation Mid-Cap Equity Index Fund
Institutional Funds International Fund	Investment Corporation International Fund
Institutional Funds Money Market Fund	Investment Corporation Money Market Fund
Institutional Funds Bond Fund	Investment Corporation Bond Fund

Under the reorganization, Institutional Fund shareholders will receive shares of the corresponding Investment Corporation Fund with the same aggregate net asset value as their shares of the Institutional Fund. After the reorganization is consummated, shareholders of each of the Institutional Funds will become shareholders of the corresponding Investment Corporation Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization. The Adviser will bear the costs associated with the reorganization.

Prior to the reorganization, Institutional Fund shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in a fund’s Prospectus. In anticipation of the reorganization, the Institutional Funds noted above will be closed to new shareholders as of October 13, 2020.

You do not need to take any action regarding your account. Shareholders of each of the Institutional Funds will receive a prospectus/information statement prior to the reorganization that describes the investment objective, strategies, expenses and risks of an investment in the corresponding Investment Corporation Fund and provides further details about the reorganization.

Please Retain This Supplement for Future Reference.